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                                                                  EXHIBIT 10.9.3

                               THIRD AMENDMENT TO

                              EMPLOYMENT AGREEMENT


        This Third Amendment to Employment Agreement (the "Third Amendment") is made and entered into as of January 1, 1999, by and between KENNEDY-WILSON, INC., A Delaware corporation, with its principal office located in Santa Monica, California (the "Company"), and Richard Mandel, an individual ("Employee").



                                    RECITALS

        WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of January 1, 1997, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and



        WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Employee's Term.



                             AMENDMENT TO AGREEMENT

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 1998 as follows:



        1. The Term of the Agreement is extended until December 31, 2000. Therefore, Section 3 of the Agreement is amended such that the termination date of "December 31, 1999" is deleted and the termination date of "December 31, 2000" is inserted in lieu thereof.



        Subject to the foregoing, the Employment Agreement remains in force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.



        IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.



"Company"
KENNEDY-WILSON, INC.,
a Delaware Corporation                      "Employee"



By: /s/ WILLIAM J. MCMORROW                 /s/ RICHARD MANDEL
   ---------------------------------        ------------------------------------
   William J. McMorrow                      Richard Mandel
   Chairman and Chief Executive Officer